UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

_____________________

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

COMMISSION FILE NO.: 0-25380

Date of Report: November 13, 2006

CHINA HUAREN ORGANIC PRODUCTS, INC.
(Exact name of registrant as specified in its charter)
Delaware	43-1401158
(State of Other Jurisdiction of incorporation or organization)	(I.R.S.Employer Identification No.)

100 Wall Street, 15th Floor, New York, NY	10005
(Address of Principal Executive Offices)	(Zip Code)

(212) 232-0120

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01

Change in Registrant’s Certifying Accountant

On November 13, 2006 China Huaren Organic Products, Inc. (then called “Ultradata Systems, Incorporated”) completed a reverse merger in which the shareholders of China Organic Health Products, Inc. received a majority of the capital stock of China Huaren Organic Products, Inc. in exchange for the outstanding capital stock of China Organic Health Products, Inc..  At the time of the reverse merger, MS Group CPA LLC was the auditor of record for China Organic Health Products, Inc. and for its subsidiary, Jilin Huaren Organic Health Products Co., Ltd. Accordingly, on November 13, 2006, by reason of the reverse merger, MS Group CPA LLC became the principal independent accountant for China Huaren Organic Products, Inc.  Therefore, the Board of Directors of China Huaren Organic Products, Inc. dismissed Webb & Company, PA from its position as the principal independent accountant for China Huaren Organic Products, Inc.

The audit report of Webb & Company on China Huaren Organic Products, Inc.’s (f/k/a Ultradata Systems, Incorporated) financial statements for the years ended December 31, 2005 and 2004 contained a modification expressing substantial doubt about China Huaren Organic Products, Inc.’s (f/k/a Ultradata Systems, Incorporated) ability to continue as a going concern.  The audit report of Webb & Company for the years ended December 31, 2005 and 2004 did not contain any other adverse opinion or disclaimer of opinion or qualification other than the modification noted above.  Webb & Company did not, during the applicable periods, advise China Huaren Organic Products, Inc. (f/k/a Ultradata Systems, Incorporated) of any of the enumerated items described in Item 304(a)(1)(iv) of Regulation S-B.

China Huaren Organic Products, Inc. (f/k/a Ultradata Systems, Incorporated) and Webb & Company have not, during China Huaren Organic Products, Inc.’s (f/k/a Ultradata Systems, Incorporated) two most recent fiscal years or any subsequent period through the date of dismissal, had any disagreement on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to Webb & Company’s satisfaction, would have caused Webb & Company to make reference to the subject matter of the disagreement in connection with its reports.

China Huaren Organic Products, Inc. has requested Webb & Company to furnish a letter addressed to the Securities Exchange Commission stating whether or not Webb & Company agrees with the statements in this 8-K.  A copy of such letter dated February 19, 2007 is filed as exhibit 16 to this 8-K.

China Huaren Organic Products, Inc. has retained the firm of MS Group CPA LLC to serve as its principal independent accountant.  At no time during the past two fiscal years or any subsequent period prior to November 13, 2006 did China Huaren Organic Products, Inc. consult with MS Group CPA LLC  regarding any matter of the sort described above with reference to Webb & Company, any issue relating to the financial statements of China Huaren Organic Products, Inc., or the type of audit opinion that might be rendered for China Huaren Organic Products, Inc.

Item 9.01

Financial Statements and Exhibits

Exhibits

16.

Letter from Webb & Company, PA dated February 19, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Huaren Organic Products, Inc.

Dated:  February 19, 2007

By:/s/ Fang Jinzhong

       Fang Jinzhong, Chief Executive Officer

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